Piper Jaffray Texas Bank Tour August 2017 Michelle Hickox, EVP and CFO James White, EVP and COO Exhibit 99.1

Safe Harbor Statement 1 From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system, whether through changes in the discount rate or money supply or otherwise; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, deflation, changes in market interest rates, developments in the securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, bank holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K filed on March 8, 2017 and Quarterly Report on Form 10-Q for June 30, 2017, which was filed on July 27, 2017, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC. Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Snapshot 2 Overview Branch Map as of June 30, 2017 Financial Highlights as of and for the Quarter Ended June 30, 2017 • Headquartered in McKinney, Texas • 100+ years of operating history • 83 banking offices • Dallas-Fort Worth metropolitan area • Greater Austin area • Houston metropolitan area • Colorado Front Range area • Acquired six financial institutions, adding $4.9 billion in assets, since IPO in 2013 • Eighth largest bank by deposits headquartered in Texas (1) Non-GAAP financial measure. See Appendix for reconciliation. (2) Non-GAAP financial measure. Excludes income recognized on acquired loans of $572. Balance Sheet Highlights ($ in millions) Total Assets $ 8,594 Total Loans 6,240 Total Deposits 6,669 Equity 1,260 Asset Quality Nonperforming Asset Ratio 0.30 % Nonperforming Loans to Total Loans 0.24 Net Charge-off Ratio (annualized) 0.00 Capital Ratios Tier 1 Risk Based 9.46 % Total Risk Based 11.60 Tangible Common Equity to Tangible Assets 7.60 Profitability Net Income $ 18.1 Adjusted Net Interest Margin (2) 3.78 % Adjusted Efficiency Ratio (1) 53.15 Adjusted Return on average assets 1.08 Texas Colorado

Second Quarter Key Highlights 3 • Adjusted (non-gaap) net income was $22.7 million, or $0.82 per diluted share, compared to $16.0 million, or $0.84 per diluted share, for first quarter 2017 • Total assets increased to $8.6 billion, reflecting continued organic growth and growth from the completion of the Carlile Bancshares acquisition on April 1, 2017 • Annualized organic loan growth of 11.4% for the quarter and 11.6% year to date • Positive increase in net interest margin to 3.81%, up from 3.67% for first quarter 2017 • Continued strong credit quality metrics

Second Quarter Selected Financial Data

($ in thousands except per share data)

	As of and for the Quarter Ended				
Balance Sheet Data	**June 30, 2017**	**March 31, 2017**	**June 30, 2016**	**Linked Quarter Change**	**Annual Change**
Total assets	$ 8,593,979	$ 6,022,614	$ 5,446,797	42.7%	57.8%
Loans held for investment (gross, excluding warehouse lines)	6,119,305	4,702,511	4,251,457	30.1	43.9
Warehouse lines	120,217	—	—	100.0	100.0
Total deposits	6,669,288	4,722,203	4,208,405	41.2	58.5
Total borrowings (excluding trust preferred securities)	584,349	568,115	578,169	2.9	1.1
Total capital	1,259,592	688,469	629,628	83.0	100.1
Earnings and Profitability Data					
Net interest income	$ 69,500	$ 47,867	$ 45,883	45.2%	51.5%
Net interest margin	3.81%	3.67%	3.96%	3.8%	(3.8)%
Non-interest income	$ 10,995	$ 4,583	$ 4,929	139.9%	123.1%
Non-interest expense	51,328	28,028	31,023	83.1%	65.5%
Net income	18,134	15,671	11,809	15.7%	53.6%
Basic EPS	$ 0.65	$ 0.83	$ 0.64	(21.7)%	1.6%
Diluted EPS	$ 0.65	$ 0.82	$ 0.64	(20.7)%	1.6%
Adjusted net interest margin (2)	3.78%	3.66%	3.94%	3.3%	(4.1)%
Adjusted net income (1)	$ 22,746	$ 15,990	$ 13,764	42.3%	65.3%
Adjusted basic EPS (1)	$ 0.82	$ 0.85	$ 0.75	(3.5)%	9.3%
Adjusted diluted EPS (1)	$ 0.82	$ 0.84	$ 0.74	(2.4)%	10.8%

(1) See Appendix for Non-GAAP reconciliation
(2) Non-GAAP financial measure. Excludes income recognized on acquired loans of $572, $123 and $265, respectively.

4

Among Strongest Economies in USA

Texas

- **Texas ranks #3** for Fortune 500 companies with 50 companies headquartered in Texas (2017)
- Forbes list **Texas #4** as **best state for business** and **#1 in economic climate** (2016)
  - Second fastest economic growth and third fastest job growth over past five years
  - Headquarters to 109 of the1,000 largest public and private companies in the United States
- Population - 27.9 million, **2nd largest State**
  - 10.8% population growth since 2010 versus 4.7% for the Nation
- Projected household income growth of 9.6% through 2021 versus 7.8% for the Nation
- Texas unemployment rate of 4.9% which is comparable to United States at 4.7%
- Home to **six** top universities and **six** professional sports teams
- All four of Texas' major metro areas were ranked in the top 10 on Forbes' **2016 America's Cities of the Future list**. (Forbes, January 2016)

  (#1) Austin **(#7) Dallas**

  (#6) Houston **(#8) San Antonio**



FORTUNE 500
COMPANIES IN TEXAS
The Lone Star State is home to 51 Fortune 500 corporate headquarters
ExxonMobil
FLUOR
GameStop
Celanese
PIONEER
Southwest
tenet
Dean
ConocoPhillips
Sysco
Marathon Oil
KINDER MORGAN
HALLIBURTON
FMC
TARGA
CALPINE
OXY
Spectra Energy
CAMERON
VALERO
TESORO
USAA
WHOLE FOODS
TEXAS WIDE OPEN FOR BUSINESS
www.TexasWideOpenForBusiness.com

Colorado

- Forbes list **Colorado #5** as **best state for business** and **#2 in economic climate** (2016)
  - Colorado is expected to have the second fastest job growth over the next five years per EMSI data.
  - There are 9 Fortune 500 companies headquartered in Colorado (2015)
- Population - 5.5 million, 22nd largest State
  - 10.2% population growth since 2010 versus 4.7% for the Nation
- Projected household income growth of 3.4% through 2021 versus 7.8% for the Nation
- Colorado unemployment rate of 2.6% which is more favorable to United States at 4.7%
- Home to **six** top universities and **four** professional sports teams
- Colorado had the fifth largest net migration in the Nation (2014-2015)
- Colorado consistently ranks among the top five states for business
- High levels of education are a key factor in the booming growth of the area's economy and workforce.
- Denver was ranked #4 in the top 10 on Forbes' **2016 America's Cities of the Future list**. (Forbes, January 2016)

Source: SNL Financial, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Select Georgia

5

Market Highlights

IBTX operates in five of the top twenty **The Best Places For Business And Careers** (Forbes.com, 2016 Ranking)

(#1) Denver

(#10) Dallas

(#11) Austin

(#12) Colorado Springs

(#18) Fort Collins

Metropolitan Statistical Area	IBTX Market Rank(1)	# of IBTX Branches	Total Population
Dallas-Fort Worth-Arlington, TX	11	39	7,295,086
Houston-The Woodlands-Sugar Land, TX	24	11	6,866,117
Austin-Round Rock, TX	15	7	2,077,799
Sherman-Denison, TX	3	6	127,538
Waco, TX	11	2	267,011
Colorado Springs, CO	10	4	715,250
Greeley, CO	10	5	294,598
Denver-Aurora-Lakewood, CO	42	2	2,897,681
Fort Collins, CO	20	1	343,682
Sterling, CO	6	1	22,081
Boulder, CO	27	1	326,954
Non MSA Counties	N/A	4	61,623
Total		**83**	**21,295,420**

Dallas/North Texas Region

- The fourth largest MSA in the United States (2016)
  - 26% of total state population
  - Ranked 2nd in U.S. MSA population growth (2014 to 2015)
- 656 locally-headquartered companies with 1,000+ employees
- Ranked 4th in Fortune 500 headquarters

Austin/Central Texas Region

- Austin is the 11th largest city in the United States
  - Fastest Growing MSA among top 50 MSAs in U.S. (2016)
- Headquarters to several public high tech companies

Houston Region

- The fifth largest MSA in the United States (2016)
  - 24% of total state population
  - Ranked 1st in U.S. MSA population growth (2014 to 2015)
- Ranked 3rd in Fortune 500 headquarters

Denver

- 21st most populous city in the United States
- Annual population growth of 1.9% per year since 2010

Colorado Spring

- Ranked 4th in U.S. MSA population growth (2015)
- The largest Military base in Colorado is located here

Greeley

- Annual population growth of 2.1% per year since 2010

Fort Collins

- The 4th largest city in Colorado
- Ranked 12th in U.S. MSA population growth (2014 to 2015)

Source: SNL Financial, World Population Review

(1) Based on deposit market share as of June 2016.

6

IBTX Demonstrated Growth 7 Total Assets (1) See Appendix for non-GAAP Reconciliation Interest Income, Net Interest Income and NIM Earnings Per Share and Adjusted Earnings Per Share Trends (diluted)

Select Metrics 8 Adjusted Pre-Tax Pre-Provision Earnings Income (1) ($ in thousands) Note: Dollars in thousands. (1) (1) See Appendix for non-GAAP Reconciliation. Adjusted Efficiency Ratio (1)

Deposit Mix and Pricing (1) (1) Average rate for total deposits 2017 YTD Average Rate for Interest-bearing deposits: 0.58% 9

Loan Portfolio Composition Loan Composition at 06/30/2017 CRE Loan Composition at 06/30/2017 Loans by Region at 06/30/2017 10

Commercial Real Estate (CRE) 11 CRE Concentrations at 06/30/2017 Retail CRE Breakdown at 06/30/2017 • 559 Retail Loans • Only 30 Loans > $5MM

Energy Lending (in millions) 12

Historically Strong Credit Culture 13 NPLs / Loans Note: Financial data as of and for quarter ended March 31, 2017 for peer data and June 30, 2017 for IBTX. Interim chargeoff data annualized. . Source: U.S. and Texas Commercial Bank numbers from SNL Financial. NCOs / Average Loans

Total Capital, Tier 1 and TCE/TA Ratios (1) Capital (1) See Appendix for non-GAAP Reconciliation 14

Experienced Management Team 15 Name / Title Background David R. Brooks Chairman of the Board, CEO & President, Director · 38 years in the financial services industry; 30 years at Independent Bank · Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director · 34 years in the financial services industry; 28 years at Independent Bank · Active in community banking since the late 1980s Brian E. Hobart Vice Chairman, Chief Lending Officer · 24 years in the financial services industry; 13 years at Independent Bank · Since 2009 has functioned as Chief Lending Officer of the Company Michelle S. Hickox EVP, Chief Financial Officer · 27 years in the financial services industry; 5 years at Independent Bank · Previously a Financial Services Audit Partner at RSM US LLP James C. White EVP, Chief Operations Officer · Over 30 years in the financial services industry · Previously served as EVP/COO of Texas Capital Bank

Appendix 16

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods

($ in thousands except per share data)		For the Quarters Ended June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net Interest Income - Reported	(a)	**69,500**	**47,867**	**46,526**	**45,737**	**45,883**
Income recognized on acquired loans		(572)	(123)	(51)	(116)	(265)
Adjusted Net Interest Income	(b)	**68,928**	**47,744**	**46,475**	**45,621**	**45,618**
Provision Expense - Reported	(c)	2,472	2,023	2,197	2,123	2,123
Noninterest Income - Reported	(d)	10,995	4,583	5,224	4,932	4,929
Gain on sale of loans		(13)	—	—	—	—
Loss on sale of branch		—	—	—	43	—
(Gain) loss on sale of premises and equipment		26	—	—	(4)	(10)
Gain on sale of securities		(52)	—	—	—	(4)
Loss / (Gain) on sale of PP&E		(1)	(5)	—	9	(3)
Recoveries on charged off loans acquired		(123)	—	—	—	—
Adjusted Noninterest Income	(e)	**10,832**	**4,578**	**5,224**	**4,980**	**4,912**
Noninterest Expense - Reported	(f)	51,328	28,028	27,361	26,887	31,023
Senior leadership restructuring		—	—	—	—	(2,575)
OREO impairment		(120)	—	—	(51)	—
IPO related stock grant and bonus expense		(127)	(125)	(127)	(104)	(156)
Acquisition expense		(7,278)	(459)	(1,075)	(384)	(475)
Adjusted Noninterest Expense	(g)	**43,803**	**27,444**	**26,159**	**26,348**	**27,817**
Adjusted Pre-Tax Pre-Provision Earnings	(b) + (e) - (g)	**$ 35,957**	**$ 24,878**	**$ 25,540**	**$ 24,253**	**$ 22,713**
Adjusted Net Income [1]	(b) - (c) + (e) - (g) = (h)	**22,746**	**15,990**	**15,541**	**14,819**	**13,764**
Average shares for basic EPS	(i)	27,782,584	18,908,679	18,613,975	18,478,289	18,469,182
Average shares for diluted EPS	(j)	27,887,485	19,015,810	18,716,614	18,568,622	18,547,074
Adjusted Basic EPS	**(h) / (i)**	**$ 0.82**	**$ 0.85**	**$ 0.83**	**$ 0.80**	**$ 0.75**
Adjusted Diluted EPS	**(h) / (j)**	**$ 0.82**	**$ 0.84**	**$ 0.83**	**$ 0.80**	**$ 0.74**
EFFICIENCY RATIO						
Amortization of core deposit intangibles	(k)	$ 1,410	$ 492	$ 492	$ 492	$ 492
Reported Efficiency Ratio	(f - k) / (a + d)	**62.01%**	**52.50%**	**51.92%**	**52.09%**	**60.09%**
Adjusted Efficiency Ratio	(g - k) / (b + e)	**53.15%**	**51.51%**	**49.65%**	**51.10%**	**54.08%**

[1] Assumes actual effective tax rate of 32.1%, 30.0%, 33.4%, 33.0% and 33.2%, for the quarters ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

17

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods

		For the Year Ended December 31,			
($ in thousands except per share data)		2013	2014	2015	2016
Net Interest Income - Reported	(a)	**74,933**	**124,145**	**154,098**	**183,806**
Write-off of debt origination warrants		223	—	—	—
Income recognized on acquired loans		(1,399)	(1,960)	(1,272)	(1,765)
Adjusted Net Interest Income	(b)	**73,757**	**122,185**	**152,826**	**182,041**
Provision Expense - Reported	(c)	3,822	5,359	9,231	9,440
Noninterest Income - Reported	(d)	11,021	13,624	16,128	19,555
Gain on sale of loans		—	(1,078)	(116)	—
Loss on sale of branch		—	—	—	43
Gain on Sale of OREO/repossessed assets		(1,507)	(71)	(290)	(62)
Gain on sale of securities		—	(362)	(134)	(4)
Loss (gain) on Sale of premises and equipment		18	22	358	(32)
Adjusted Noninterest Income	(e)	**9,532**	**12,135**	**15,946**	**19,500**
Noninterest Expense - Reported	(f)	57,671	88,512	103,198	113,790
Senior leadership restructuring		—	—	—	(2,575)
Adriatica expenses		(806)	(23)	—	—
OREO Impairment		(642)	(22)	(35)	(106)
FDIC refund		504	—	—	—
IPO related stock grant and bonus expense		(948)	(630)	(624)	(543)
Registration statements		—	(619)	—	—
Core system conversion		—	(265)	—	—
Acquisition Expense		(1,956)	(9,237)	(3,954)	(3,121)
Adjusted Noninterest Expense	(g)	**53,823**	**77,716**	**98,585**	**107,445**
Adjusted Pre-Tax Pre-Provision Earnings	(b) + (e) - (g)	**29,466**	**56,604**	**70,187**	**94,096**
Adjusted Net Income [1]	(b) - (c) + (e) - (g) = (h)	**17,232**	**34,427**	**41,056**	**56,563**
Average shares for basic EPS	(i)	11,143,726	15,458,666	17,321,513	18,501,663
Average shares for diluted EPS	(j)	11,212,194	15,557,120	17,406,108	18,588,309
Adjusted Basic EPS	**(h) / (i)**	**$ 1.55**	**$ 2.23**	**$ 2.37**	**$ 3.06**
Adjusted Diluted EPS	**(h) / (j)**	**$ 1.54**	**$ 2.21**	**$ 2.36**	**$ 3.04**
EFFICIENCY RATIO					
Amortization of core deposit intangibles	(k)	$ 703	$ 1,281	$ 1,555	$ 1,964
Reported Efficiency Ratio	**(f - k) / (a + d)**	**66.28%**	**63.32%**	**59.71%**	**54.99%**
Adjusted Efficiency Ratio	**(g - k) / (b + e)**	**63.78%**	**56.91%**	**57.49%**	**52.34%**

[1] Assumes actual effective tax rate of 32.8%, 32.8%, 32.6% and 33.2% for the years ended December 31, 2013, 2014, 2015 and 2016, respectively.

18

Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets APPENDIX 19 Tangible Common Equity To Tangible Assets 6/30/17 3/31/17 12/31/16 12/31/2015 12/31/14 12/31/13 ($ in thousands) Tangible Common Equity Total common stockholders' equity $ 1,259,592 $ 688,469 $ 672,365 $ 603,371 $ 516,913 $ 233,772 Adjustments: Goodwill (607,263) (258,319) (258,319) (258,643) (229,457) (34,704) Core deposit intangibles, net (48,992) (13,685) (14,177) (16,357) (12,455) (3,148) Tangible Common Equity $ 603,337 $ 416,465 $ 399,869 $ 328,371 $ 275,001 $ 195,920 Tangible Assets Total Assets $ 8,593,979 $ 6,022,614 $ 5,852,801 $ 5,055,000 $ 4,132,639 $ 2,163,984 Adjustments: Goodwill (607,263) (258,319) (258,319) (258,643) (229,457) (34,704) Core deposit intangibles (48,992) (13,685) (14,177) (16,357) (12,455) (3,148) Tangible Assets $ 7,937,724 $ 5,750,610 $ 5,580,305 $ 4,780,000 $ 3,890,727 $ 2,126,132 Tangible Common Equity To Tangible Assets 7.60% 7.24% 7.17% 6.87% 7.07% 9.21%

Contact Information 20 Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Michelle Hickox 1600 Redbud Blvd Executive Vice President and Chief Financial Officer Suite 400 (972) 562-9004 McKinney, TX 75069 mhickox@ibtx.com Media: 972-562-9004 Telephone Peggy Smolen 972-562-7734 Fax Marketing & Communications Director www.ibtx.com (972) 562-9004 psmolen@ibtx.com